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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                OCTOBER 31, 1997



                          ReDOX TECHNOLOGY CORPORATION
                          (Formerly DCUSA Corporation)
             (Exact name of registrant as specified in its charter)



      Delaware                   33-22142                     55-0681106
      --------                   --------                     ----------
(State of Jurisdiction        (File Number)            (Federal Identification
 of incorporation or                                             number)
    organization)




                 340 North Sam Houston Parkway East, Suite #250
                              Houston, Texas 77060
                   (Address of principal Executive Offices and
                          principal place of business)


               Registrant's telephone number, including area code:
                                 (281) 445-0020






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                                 ITEMS REPORTED
                                 --------------






ITEM 5.  OTHER EVENTS

         Press release on REDOX Addresses Recent Sock Price Decline

ITEM 7.  FINANCIALS AND EXHIBITS

         (C)  Exhibits

                99.1 Press Release form REDOX Technology Corporation.





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                                   SIGNATURES








Pursuant of the requirements of the Securities Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  REDOX TECHNOLOGY CORPORATION
                                  (Registrant)



DATE: November 12, 1997           BY: /s/ Richard A. Szmanski
     ------------------              -------------------------
                                     Richard A. Szymanski
                                     President/Director





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                                INDEX TO EXHIBITS



Exhibit
Number
------
99.1     Press Release from REDOX Technology Corporation.